SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 22, 2003



                             YOUNG INNOVATIONS, INC.
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             (Exact name of registrant as specified in its charter)



                                    MISSOURI
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                 (State or other jurisdiction of incorporation)



              000-23213                                 43-1718931
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     (Commission File Number)            (I.R.S. Employer Identification Number)



13705 SHORELINE COURT EAST, EARTH CITY, MO                63045
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(Address of principal executive offices)                (Zip Code)



                                 (314) 344-0010
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              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

             Exhibit Number    Description
             --------------    -----------

             99.1 Press Release dated July 22, 2003 announcing second quarter 2003 earnings.

             99.2 Press Release dated July 22, 2003 declaring quarterly dividend and authorization of share repurchase

ITEM 9.  REGULATION FD DISCLOSURE

                  The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

                  On July 22, 2003, Young Innovations, Inc. issued a press release setting forth Young Innovations, Inc.'s second quarter 2003 earnings. A copy of the press release is filed herewith as Exhibit 99.1 and hereby incorporated by reference.

                  On July 22, 2003, Young Innovations, Inc, issued a press release setting forth Young Innovations, Inc.'s declaration of a quarterly dividend and authorization of share repurchase.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     YOUNG INNOVATIONS, INC.


                                     By:      /s/ Arthur L. Herbst
                                       -----------------------------------------
                                              Arthur L. Herbst, Jr.
                                              Executive Vice President and Chief
                                              Financial Officer

Dated:  July 22, 2003

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